THE NOTTINGHAM INVESTMENT TRUST II

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                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND
                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND
                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND
                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND
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              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              Dated April 25, 2005


This Supplement to the Statement of Additional Information ("SAI") dated July 29, 2004 for The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund ("Funds"), each a series of The Nottingham Investment Trust II, updates the SAI to include additional information as described below. For further information, please contact the Funds toll-free at 1-877-892-4BCM (1-877-892-4226). You may also obtain additional copies of the Funds' Prospectuses and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

o The following paragraph on page 3 of the SAI, under the section entitled "OTHER INVESTMENT POLICIES" has been modified, amended, and replaced in its entirety to read as follows:

     Illiquid Investments. Each of the Funds may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities. For purposes hereof and the Funds' fundamental and non-fundamental investment limitations, the term "restricted security" shall mean a security that is (i) illiquid (i.e., the Funds cannot reasonably expect to receive the amount at which they value the security within seven days) and (ii) included within the definition of a "restricted security" contained in Rule 144(a)(3) under the Securities Act of 1933, as amended.

     Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.


          Investors Should Retain This Supplement for Future Reference
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